UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2008
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-132134 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of Direct Financial Obligation

Item 3.02 Unregistered Sales of Equity Securities

On October 27, 2008, the Company entered into a Purchase Agreement with CAB Financial Services Ltd., Chris Bunka, and another shareholders of the Company (“Purchasers”) for an aggregate amount of NINE HUNDRED  THOUSAND (CDN) DOLLARS (CDN $900,000).  The Purchasers agree to purchase an 18% interest bearing Promissory Note of the Company subject to and upon the terms and conditions of the Purchase Agreement.

The Company’s obligations to repay the Promissory Note will be secured by certain specified assets of the Company pursuant to a Security Agreement.  Also, as long as the Promissory Note is outstanding, the Purchasers may voluntarily convert the Promissory Note to Common Shares at the conversion price of $0.45 per share of Common Stock.  Additionally, in consideration for the Purchasers agreeing to purchase the Promissory Notes, the Company agrees to issue Warrants to the Purchasers.

The share purchase Warrants entitles the Purchaser to acquire Shares of the Company’s common stock, and the number of Series A and B Warrants issuable shall be determined by the Purchase Amount divided by $0.45, which Warrants shall have the following terms:

1.

each Series A Warrant entitling the holder to purchase one-half of one Warrant Share for a term of one year from issuance and an exercise price of US $0.45 per whole Warrant Share;

2.

each Series B Warrant entitling the holder to purchase one-half of one Warrant Share for a term of two years from issuance and exercise price of US $0.90 per whole Warrant Share; and

3.

Mandatory conversion of the Warrants at the option of the Company upon the Company’s Common Stock closing at 200% of the applicable exercise price for twenty consecutive Trading Days.

4.

Two whole Warrants and the exercise price are required to purchase one share of the Company.

The issuance of the Promissory Notes and Warrants were issued to 3 non-US persons pursuant to the exemption from registration provided by Regulation S promulgated under the United States Securities Act of 1933, as amended.

The Company and Purchases hereby agree that all previous Loan Agreements are terminated and any amounts due and owing there under are replaced and superseded by the Promissory Notes issued by the Company pursuant to the Purchase Agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
20.1	Purchase Agreements (3)
20.2	Annex l Promissory Notes (3)
20.3	Annex ll Security Agreement
20.4	Annex lll Warrants (6)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2008

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO